UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 25, 2020

Elanco Animal Health Incorporated

(Exact name of registrant as specified in its charter)

Indiana	001-38661	82-5497352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 Innovation Way Greenfield, Indiana (Address of principal executive offices)	46140 (Zip Code)

Registrant’s telephone number, including area code: (877) 352-6261

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, no par value	ELAN	New York Stock Exchange
5.00% Tangible Equity Units	ELAT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On March 25, 2020, Elanco Animal Health Incorporated (the “Company”) announced additional details regarding the terms of its new first lien senior secured credit facilities to be entered into in connection with its anticipated acquisition (the “Acquisition”) of the animal health business of Bayer Aktiengesellschaft, a German stock corporation (“Bayer AG”) in order to provide additional clarity regarding the expected financial maintenance covenants and other terms of the credit facilities. The pricing of the new credit facilities was previously disclosed by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 4, 2020.

On the closing date of the Acquisition (the “Closing Date”), in connection with the Acquisition and related transactions (the “Transactions”), the Company expects to obtain first lien senior secured financing of $5,025.0 million, consisting of:

•	a first lien term loan facility (the “Term Loan Facility”), in an aggregate principal amount of $4,275.0 million with a maturity of seven years; and

•	a first lien revolving credit facility (the “Revolving Credit Facility” and, together with the Term Loan Facility, the “Senior Facilities”), in an aggregate principal amount of $750.0 million with a maturity of five years, including both a letter of credit sub-facility and a swingline loan sub-facility.

The Company expects the documentation for the Senior Facilities (the “Senior Facilities Documentation”) to include two financial maintenance covenants which are solely for the benefit of lenders under the Revolving Credit Facility and no financial maintenance covenant for the benefit of the Term Loan Facility. The lenders under the Term Loan Facility will have no enforcement rights with respect to the financial maintenance covenants for the Revolving Credit Facility.

The Company expects the first financial maintenance covenant for the Revolving Credit Facility to be a requirement to maintain a certain pro forma net total leverage ratio level (which will not be subject to step-downs) as of the end of each quarter, beginning with the fiscal quarter ending September 30, 2020 (assuming the Closing Date occurs on July 1, 2020). The required level of this covenant will be based on Closing Date pro forma net leverage and pro forma adjusted EBITDA equal to 65% of the Company’s pro forma adjusted EBITDA for the four fiscal quarters ending March 31, 2020 (assuming the Closing Date occurs on July 1, 2020).

The Company expects the second financial maintenance covenant for the Revolving Credit Facility to be a requirement to maintain a ratio of pro forma adjusted EBITDA to cash interest expense of no less than 2.00 to 1.00, tested as of the end of each fiscal quarter, beginning with the fiscal quarter ending September 30, 2020 (assuming the Closing Date occurs on July 1, 2020).

The information in Item 7.01 of this report is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward Looking Statements

Statements in this report that are not strictly historical, including statements regarding the acquisition, the new credit facilities and any other statements regarding events or developments that we believe or anticipate will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: (1) the inability to consummate the acquisition in a timely manner; (2) the failure of the acquisition to close for any other reason; (3) the possibility that the integration of Bayer AG’s animal health business and its operations with those of the Company may be more difficult and/or take longer than anticipated, may be more costly than anticipated and may have unanticipated adverse results relating to the Bayer AG’s animal health business or the Company’s existing businesses; (4) the effect of the announcement of the pricing of the new credit facilities on the Company’s or Bayer AG’s respective business relationships, operating results and business generally; (5) diversion of the Company and Bayer AG management’s attention from ongoing business concerns; (6) the ability to obtain or consummate debt or equity financing or refinancing related to the acquisition upon acceptable terms or at all; (7) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the acquisition; (8) negative effects of the announcement or the consummation of the acquisition on the market price of the Company common stock, including as it impacts the Company’s common stock consideration due to Bayer AG upon completion of the acquisition; (9) the ability of the Company to retain and hire key personnel; (10) management’s response to any of the aforementioned factors; and (11) other factors that may affect future results of the Company described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K and the Company’s other filings with the SEC. The forward-looking statements made herein speak only as of the date hereof and the Company does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elanco Animal Health Incorporated

Date: March 25, 2020	By:	/s/ Michael-Bryant Hicks
Name: Michael-Bryant Hicks
Title: Executive Vice President, General Counsel and Corporate Secretary